UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2016

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on May 26, 2016, FEI Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Thermo Fisher Scientific Inc. (“Parent”) and Polpis Merger Sub Co., a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The consummation of the Merger is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). On June 24, 2016, the U.S. Federal Trade Commission notified the Company that early termination of the waiting period under the HSR Act was granted, effective immediately.

The consummation of the Merger remains subject to approval by the Company’s shareholders and the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement.

Additional Information and Where to Find It

The Company has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.fei.com).

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees as well as Parent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their interest in the transaction described herein is set forth in the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on June 24, 2016, and additional information about the Company’s directors and executive officers is also included in the proxy statement for the Company’s 2016 Annual Meeting of Shareholders filed with the SEC on March 28, 2016. Information about Parent’s directors and executive officers is set forth in the proxy statement for Parent’s 2016 Annual Meeting of Stockholders filed with the SEC on April 5, 2016. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different than those of the Company’s shareholders generally, by reading these documents and other relevant documents regarding the Merger, which will be filed with the SEC, when they become available.

Forward-Looking Statements

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed transaction may not materialize as expected; the transaction not being timely completed, if completed at all; prior to the completion of the transaction, the Company’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Parent’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 2, 2016, each of which is on file with the SEC and available in the “Investors” section of Parent’s website under the heading “SEC Filings,” and in other documents Parent files with the SEC, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended April 3, 2016, each of which is on file with the SEC and available in the investor relations section of the Company’s website, investor.fei.com, under the heading “SEC Filings,” and in other documents the Company files with the SEC. While Parent or the Company may elect to update forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Parent’s or the Company’s views as of any date subsequent to today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

By:	/s/ Bradley J. Thies
Senior Vice President of Law and Administration, General Counsel and Secretary

Date: June 27, 2016